UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section

14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WINDTREE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its

Charter)

(Name of Person(s) Filing Proxy Statement, if other than the

Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Windtree Therapeutics, Inc.
c/o Continental Proxy Services
1 State Street, New York NY 10004

Windtree Therapeutics, Inc.
2600 Kelly Road, Suite 100
Warrington, PA 18976

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
Tuesday, August 15, 2023

*Stockholders are cordially invited to virtually attend the Annual Meeting and to vote on the Internet.

Dear Stockholder,

The 2023 Annual Meeting of Stockholders of Windtree Therapeutics, Inc. will be held via internet at **https://www.cstproxy.com/windtreetx/2023**, on Tuesday, August 15, 2023, at 9:00 AM (eastern time).

Proposals to be considered at the Annual Meeting:

(1) To elect the five director nominees to serve as directors, whose terms will expire at the 2024 Annual Meeting of Stockholders

(2) To approve, on an advisory basis, the compensation of the Company's named executive officers;

(3) To ratify the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the 2023 fiscal year;

(4) To approve the amendment and restatement of the Company's Amended and Restated Windtree Therapeutics 2020 Equity Incentive Plan;

(5) To address such other matters as may properly come before the 2023 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/windtreetx/2023**

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: https://www.cstproxy.com/windtreetx/2023

Windtree Therapeutics, Inc.
2600 Kelly Road, Suite 100
Warrington, PA 18976

Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Stockholders to be Held On Tuesday, August 15, 2023

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/windtreetx/2023

- the Company's Annual Report for the year ended December 31, 2022;
- the Company's 2023 Proxy Statement;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before Tuesday, August 1, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/windtreetx/ 2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.